UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SANDRIDGE ENERGY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment Of Filing Fee (Check The Appropriate Box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee Computed On Table In Exhibit Required By Item 25(B) Per Exchange Act Rules 14a-6(I)(1) And 0-11.

Your **Vote** Counts!

SANDRIDGE ENERGY, INC.

2026 Annual Meeting
Vote by June 9, 2026
11:59 PM ET

SANDRIDGE ENERGY, INC.
1 EAST SHERIDAN
SUITE 500
OKLAHOMA CITY, OK 73104

V96585-P49459

You invested in SANDRIDGE ENERGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 10, 2026
1:00 p.m. Local Time

The Renaissance Oklahoma City
Downtown Bricktown Hotel—Warehouse Room (2nd Floor)
100 East Sheridan Avenue
Oklahoma City, Oklahoma 73104

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors:	
	Nominees:	
1a.	Nancy Dunlap	**For**
1b.	Jaffrey "Jay" A. Firestone	**For**
1c.	Brett Icahn	**For**
1d.	Vincent Intrieri	**For**
1e.	Jacob M. Katz	**For**
1f.	Grayson Pranin	**For**
2.	Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	**For**
3.	Approve, in a non-binding vote, the compensation paid to the Company's named executive officers during 2025.	**For**
4.	Approve the extension of the term of the Company's Omnibus Incentive Plan to 2036.	**For**

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V96586-P49459